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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 28, 2006

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    1-11596                  58-1954497
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

      8302 Dunwoody Place, Suite 250, Atlanta, Georgia           30350
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          (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (770) 587-9898

              1940 N.W. 67th Place, Suite A, Gainesville, Fl 32653
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 - Other Events

     On July 28, 2006 the Board of Directors has authorized a common stock repurchase program to purchase up to $2 million of the company's common stock. A press release dated August 2, 2006, announcing the repurchase program, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

       (d)  Exhibits

            Exhibit Number      Description
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                 99.1           Press release dated August 2, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PERMA-FIX ENVIRONMENTAL SERVICES, INC.


Dated:  August 2, 2006                    By:   /s/ Steven Baughman
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                                                Steven Baughman
                                                Vice President and
                                                Chief Financial Officer